CONSENT OF HAM, LANGSTON& BREZINA, INDEPENDENT AUDITORS

      We consent to the reference of our firm under the caption "Experts" and to the use of our report dated March 26, 1999 in the Registration Statement Form SB-2 dated February 14, 2000 and the related prospectus of Positron Corporation for the registration of 78,732,990 shares of its common stock.

                                             /s/ Ham, Langston & Brezina LLP


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